Oct. 25, 2024
(Fidelity Equity Dividend Income Fund)
Fidelity® Equity Dividend Income Fund seeks a yield from dividend and interest income which exceeds the composite dividend yield on securities comprising the S&P 500® Index. In addition, consistent with the primary objective of obtaining dividend and interest income, the fund will consider the potential for achieving capital appreciation.
Annual Operating Expenses (expenses that you pay each year as a % of the value of your investment)